Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oak Ridge Energy Technologies, Inc. (the “Registrant”) on Form 10-Q for the period ending March 31, 2014, as filed with the SEC on the date hereof (the “Quarterly Report”), I, Stephen J. Barber, CEO and acting CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 16, 2014	By:	/s/Stephen J. Barber
Stephen Barber, CEO, Acting CFO and Director